
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 17, 1998



                        DUKE REALTY INVESTMENTS, INC.
            (Exact name of registrant as specified in its charter)


       Indiana                        1-9044               35-1740409
(State or jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)     File Number)         Identification No.)


   8888 KEYSTONE CROSSING, SUITE 1200
        INDIANAPOLIS, INDIANA                                  46240
   (Address of principal executive offices)                  (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 808-6000


                                Not applicable
        (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed with this report pursuant to Regulation
S-K Item 601(b) in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant and Duke Realty Limited
Partnership, file no. 333-49911, under the Securities Act of 1933, as amended
(the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

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

Exhibit
Number         Exhibit
-------        -------
    1          Terms Agreement dated November 17, 1998.

    3          Form of Designating Amendment to the Amended and Restated
               Articles of Incorporation of Duke Realty Investments, Inc.
               establishing the terms of the 7.375% Series D Convertible
               Cumulative Redeemable Preferred Stock.

    4 Form of Deposit Agreement dated as of November 24, 1998, by and between Duke Realty Investments, Inc. and American Stock Transfer
               & Trust Co. (which includes as an exhibit the form of depositary receipt).

    5          Opinion of Bose McKinney & Evans, including consent.

    8          Tax Opinion of Bose McKinney & Evans, including consent.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DUKE REALTY INVESTMENTS, INC.



Date: November 19, 1998                      By: /s/ Thomas K. Peck
                                                 -------------------------
                                                  Vice President

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